Exhibit 10.22

SETTLEMENT AGREEMENT

This Settlement Agreement (including Exhibits A, B, and C, the “Agreement”) is made and entered into this 21st day of December, 2018 (the “Execution Date”), by and between, on the one hand, Neos Therapeutics, Inc. and Neos Therapeutics, LP (collectively, “Neos”), and on the other hand, Teva Pharmaceuticals USA, Inc. (“Teva”) (collectively, the “Parties,” or each separately, a “Party”).

RECITALS

A.                                    WHEREAS Neos owns U.S. Patent Nos. 8,840,924 (“the ‘924 Patent”), 9,072,680 (“the ‘680 patent”), and 9,089,496 (“the ‘496 Patent”), which patents are listed in the U.S. Food and Drug Administration (“FDA”) publication Approved Drug Products With Therapeutic Equivalence Evaluations in connection with COTEMPLA XR-ODT™ brand methylphenidate extended-release orally disintegrating tablets, which products Neos sells in the United States of America, including its territories, possessions, and the Commonwealth of Puerto Rico (the “Territory”), under New Drug Application (“NDA”) No. 205489;

B.                                    WHEREAS Teva provided notice to Neos that it has submitted a 21 U.S.C. § 355(j)(2)(A)(vii)(IV) certification (“Paragraph IV Certification”) to, and seeks approval from, the FDA to market the generic extended-release orally disintegrating tablets containing 8.6 mg, 17.3 mg, or 25.9 mg of methylphenidate that are described in Abbreviated New Drug Application (“ANDA”) 210924, prior to the expiration of the ‘924 Patent, the ‘680 Patent, and the ‘496 Patent;

C.                                    WHEREAS Neos has prosecuted, and Teva has defended, an action for patent infringement in the United States District Court for the District of Delaware (the “Court”) regarding the generic extended-release orally disintegrating tablets that are described in ANDA 210924 and the Paragraph IV Certification, which action is captioned Neos Therapeutics, Inc. et al. v. Teva Pharmaceuticals USA, Inc., Civil Action No. 17-1793-CFC (the “Action”);

D.                                    WHEREAS, subject to the terms and conditions herein, Neos has agreed to grant Teva a non-exclusive license and sublicense, as applicable, to manufacture, have manufactured, use, sell, offer to sell, import, and distribute the generic extended-release orally disintegrating tablets described in  the Teva ANDA (as defined in the License Agreement) in or for the Territory as of the date, and upon the terms, set forth in the License Agreement defined and referred to in Section 2 of this Settlement Agreement;

E.                                     WHEREAS, as a result of this Settlement Agreement, there may be supply and sales in or for the Territory of the generic extended-release orally disintegrating tablets described in the Teva ANDA in advance of the expiration of the above-identified patents, which supply and sales otherwise may not have occurred until after the expiration of the asserted patents; and

F.                                      WHEREAS the Parties are willing to settle the Action on the terms set forth herein.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

NOW THEREFORE, in consideration of the promises and mutual covenants set forth herein, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows.

1.                                      Stipulation And Order.  In consideration of the mutual benefits of entering into this Agreement, the Parties shall enter into and cause to be filed with the Court, within three (3) days of the Execution Date, a stipulation and order resolving the Action, substantially in the form annexed hereto as Exhibit A (the “Stipulation And Order”).  If the Court does not grant the Stipulation And Order substantially in the form annexed hereto as Exhibit A, the Parties agree to confer in good faith and revise that document consistent with the requirements of the Court.

2.                                      License Agreement.  Contemporaneously with the execution of this Agreement, Neos and Teva shall enter into a non-exclusive license and sublicense agreement in the form annexed hereto as Exhibit B (the “License Agreement”).

3.                                      Legal Fees.  Each Party shall pay its own fees and costs, including attorney fees, incurred in connection with the Action and in connection with the preparation, execution, and performance of this Agreement.

4.                                      Legal Compliance.  The Parties shall submit this Agreement, the License Agreement, the Stipulation And Order, and Exhibit C (the “Settlement Documents”) to the appropriate personnel at the Federal Trade Commission (“FTC”) and the Antitrust Division of the Department of Justice (the “DOJ”) as soon as practicable after the Execution Date, and in no event later than ten (10) days after the Execution Date.

(a)     To the extent that any legal or regulatory issue or barrier arises with respect to the Settlement Documents, or any subpart thereof, the Parties shall use commercially reasonable efforts to modify the Settlement Documents to address any such legal or regulatory issue or barrier (including for example any objection by the FTC or DOJ) while maintaining the material terms of the transaction.  Should the FTC or DOJ, as the case may be, object to any such modification, the Parties agree to continue to use commercially reasonable efforts to modify, as many times as necessary, the Settlement Documents as required above in this Section 4.

(b)     For purposes of the Settlement Documents, “commercially reasonable efforts” shall mean such reasonable, diligent, and good-faith efforts as a Party would normally use to accomplish a similar objective under similar circumstances.

5.                                      Released Claims.  In addition to the dismissal of the Action, as set forth in the Stipulation And Order, and in consideration of the representations, warranties, and covenants contained in this Settlement Agreement and the License Agreement, Neos and Teva make the following releases, which shall be effective upon the entry of the Stipulation And Order by the Court in the Action:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(a)  Teva for itself and its Affiliates hereby irrevocably releases and discharges Neos and its Affiliates, predecessors, successors, assigns, directors, officers, employees, agents, suppliers, distributors, importers, manufacturers, and customers from all causes of action, demands, claims, damages, and liabilities of any nature, whether known or unknown, arising between Teva and/or its Affiliates and Neos and/or its Affiliates from or in connection with the Action, the Teva ANDA, the generic products described by the Teva ANDA, and/or Neos’s COTEMPLA XR-ODT™ brand methylphenidate extended-release orally disintegrating tablet products and accruing or occurring prior to the Execution Date, including, without limitation, all claims, defenses, and/or counterclaims that Teva and/or its Affiliates have asserted or could have asserted in the Action or in any other court or patent office proceeding in connection with the Teva ANDA or the products described by the Teva ANDA that any of the Licensed Patents, as defined in the License Agreement, is invalid, unenforceable, not properly listed in Approved Drug Products With Therapeutic Equivalence Evaluations (“the Orange Book”), not subject to the proper use codes in the Orange Book, and/or not infringed by the filing of the Teva ANDA and/or the sale of the generic products described by the Teva ANDA in the Territory (all of the above collectively, the “Teva Released Claims”).  For the avoidance of doubt, the release granted under this Section 5(a) shall not apply to any product aside from the products described by the Teva ANDA or NDA 205489, or to any ANDA other than the Teva ANDA.  Teva retains all rights set forth in Section 10 of the License Agreement.

(b)     Neos for itself and its Affiliates hereby irrevocably releases and discharges Teva and its Affiliates, predecessors, successors, assigns, directors, officers, employees, agents, suppliers, distributors, importers, manufacturers, and customers from all causes of action, demands, claims, damages, and liabilities of any nature, whether known or unknown, arising between Neos and/or its Affiliates and Teva and/or its Affiliates from or in connection with the Action, the Teva ANDA, the generic products described by the Teva ANDA, and/or Neos’s COTEMPLA XR-ODT™ brand methylphenidate extended-release orally disintegrating tablet products and accruing or occurring prior to the Execution Date, including, without limitation, all claims that Neos and/or its Affiliates have asserted or could have asserted in the Action or in any other proceeding that any of the Licensed Patents, as defined in the License Agreement, is infringed by the Teva ANDA and/or the sale of the generic products described by the Teva ANDA in the Territory (all of the above collectively, the “Neos Released Claims”).  For the avoidance of doubt, the release granted under this Section 5(b) shall not apply to any product aside from the products described by the Teva ANDA or NDA 205489, or to any ANDA other than the Teva ANDA.  Neos retains all rights set forth in Section 10 of the License Agreement.

(c)      this Agreement shall constitute a final settlement between the Parties in the Territory in connection with the Action and the Teva ANDA, and neither Teva nor its Affiliates shall institute any new challenge or litigation against Neos and/or its Affiliates with respect to any of the Licensed Patents, as defined in the License Agreement, and ANDA 210924, or actively assist or cooperate with any other party in any such challenge or litigation unless so ordered by the Court or compelled by law.  Notwithstanding this Section 5, Teva may (1) re-certify and/or maintain a “Paragraph IV Certification” in the Teva ANDA (as defined in the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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License Agreement) with respect to the Licensed Patents or amend the Teva ANDA to contain a “Paragraph IV Certification” with respect to any patent listed in the Orange Book for COTEMPLA XR-ODT™ brand methylphenidate extended-release orally disintegrating tablets (and send corresponding notice of such certification); (2) challenge the infringement, validity, enforceability or patentability of any claim of the Licensed Patents in any litigation or proceeding in any court with respect to any product other than the Licensed Products (as defined in the License Agreement) or any ANDA other than the Teva ANDA; or (3) file a petition with the U.S. Patent and Trademark Office requesting reexamination, inter partes review, or other post grant review of any claims of any Licensed Patents for which Neos or its Affiliates initiates a district court litigation against Teva with a claim of infringement with respect to any product other than the Licensed Products, as defined by the License Agreement, or any ANDA other than the Teva ANDA.  Further, notwithstanding this Section 5, the Neos Released Claims do not preclude Neos from asserting infringement of any of the Licensed Patents, as defined in the License Agreement, in any action or proceeding against Teva and/or any of its Affiliates involving any Teva product other than the Licensed Products, as defined in the License Agreement.

(d)  Neither Party shall release any agent or consultant retained by the Party in connection with the Action or any attorney who represented such Party in the Action from maintaining the confidentiality of non-public information to which such agent, consultant or attorney had access in connection with the Action or grant any waivers with respect to such maintenance, unless so ordered by the Court or compelled by law; and

(e)  to the extent necessary, each Party shall cooperate with the other to enforce the obligations of such agents, consultants, or attorneys referred to under Section 5(d) herein.

6.                                      ACKNOWLEDGMENTS.  Teva and Neos acknowledge as follows:

(a)         TEVA ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER CLAIMS OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH IT NOW KNOWS OR BELIEVES TO EXIST WITH RESPECT TO THE TEVA RELEASED CLAIMS, THE FACTS AND CIRCUMSTANCES ALLEGED IN THE ACTION, AND/OR THE SUBJECT MATTER OF THIS AGREEMENT, WHICH, IF KNOWN OR SUSPECTED AT THE TIME OF EXECUTING THIS AGREEMENT, MAY HAVE MATERIALLY AFFECTED THIS AGREEMENT.  NEVERTHELESS, UPON THE EFFECTIVENESS OF THE RELEASE OF THE TEVA RELEASED CLAIMS AS SET FORTH IN SECTION 5 ABOVE, TEVA HEREBY ACKNOWLEDGES THAT THE TEVA RELEASED CLAIMS INCLUDE WAIVERS OF ANY RIGHTS, CLAIMS, OR CAUSES OF ACTION THAT MIGHT ARISE AS A RESULT OF SUCH DIFFERENT OR ADDITIONAL CLAIMS OR FACTS.  TEVA ACKNOWLEDGES THAT IT UNDERSTANDS THE SIGNIFICANCE AND POTENTIAL CONSEQUENCES OF SUCH A RELEASE OF UNKNOWN UNITED STATES JURISDICTION CLAIMS AND OF SUCH A SPECIFIC WAIVER OF RIGHTS.  TEVA INTENDS THAT THE CLAIMS RELEASED BY IT UNDER THIS RELEASE BE

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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CONSTRUED AS BROADLY AS POSSIBLE TO THE EXTENT THEY RELATE TO UNITED STATES JURISDICTION CLAIMS.  TEVA IS AWARE OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her, must have materially affected his or her settlement with the debtor.”

TEVA AGREES TO EXPRESSLY WAIVE ANY RIGHTS IT MAY HAVE UNDER THIS CODE SECTION OR UNDER FEDERAL, STATE, OR COMMON LAW STATUTES OR JUDICIAL DECISIONS OF A SIMILAR NATURE, AND KNOWINGLY AND VOLUNTARILY WAIVES ALL SUCH UNKNOWN CLAIMS.

(b)         NEOS ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER CLAIMS OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH IT NOW KNOWS OR BELIEVES TO EXIST WITH RESPECT TO THE NEOS RELEASED CLAIMS, THE FACTS AND CIRCUMSTANCES ALLEGED IN THE ACTION, AND/OR THE SUBJECT MATTER OF THIS AGREEMENT, WHICH, IF KNOWN OR SUSPECTED AT THE TIME OF EXECUTING THIS AGREEMENT, MAY HAVE MATERIALLY AFFECTED THIS AGREEMENT.  NEVERTHELESS, UPON THE EFFECTIVENESS OF THE RELEASE OF THE NEOS RELEASED CLAIMS AS SET FORTH IN SECTION 5 ABOVE, NEOS HEREBY ACKNOWLEDGES THAT THE NEOS RELEASED CLAIMS INCLUDE WAIVERS OF ANY RIGHTS, CLAIMS, OR CAUSES OF ACTION THAT MIGHT ARISE AS A RESULT OF SUCH DIFFERENT OR ADDITIONAL CLAIMS OR FACTS.  NEOS ACKNOWLEDGES THAT IT UNDERSTANDS THE SIGNIFICANCE AND POTENTIAL CONSEQUENCES OF SUCH A RELEASE OF UNKNOWN UNITED STATES JURISDICTION CLAIMS AND OF SUCH A SPECIFIC WAIVER OF RIGHTS.  NEOS INTENDS THAT THE CLAIMS RELEASED BY IT UNDER THIS RELEASE BE CONSTRUED AS BROADLY AS POSSIBLE TO THE EXTENT THEY RELATE TO UNITED STATES JURISDICTION CLAIMS.  NEOS IS AWARE OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her, must have materially affected his or her settlement with the debtor.”

NEOS AGREES TO EXPRESSLY WAIVE ANY RIGHTS IT MAY HAVE UNDER THIS CODE SECTION OR UNDER FEDERAL, STATE, OR COMMON LAW STATUTES OR JUDICIAL DECISIONS OF A SIMILAR NATURE, AND KNOWINGLY AND VOLUNTARILY WAIVES ALL SUCH UNKNOWN CLAIMS.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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7.                                      Confidentiality.  The terms of this Settlement Agreement shall be maintained in strict confidence by the Parties except:  (a) as provided by Section 4 of this Agreement; (b) that Neos may disclose such terms as may be necessary or useful in connection with any litigation or other proceeding relating to any of the Licensed Patents (as defined in the License Agreement), so long as Neos notifies Teva 14 days prior to such disclosure and such disclosure is made pursuant to either:  (1) the highest level of confidentiality under a protective order; or (2) a confidentiality agreement that restricts access to outside counsel only; (c) that any Party may disclose such terms if and as required by law, including, without limitation, SEC reporting requirements, disclosure requirements to a Party’s bondholders, noteholders, or debtholders, or the disclosure requirements of any stock exchange that a Party is subject to; (d) that Teva may disclose such terms to the FDA or to its manufacturers, suppliers and distributors as may be necessary or useful in obtaining and maintaining final approval of the Teva ANDA and launching the generic products that are the subject of the Teva ANDA when and as permitted by the License Agreement, so long as Teva requests that the FDA and such manufacturers, suppliers and distributors, as applicable, maintain such terms in confidence; (e) that any party may disclose the terms of this Agreement to its Affiliates and/or any Third Party in connection with a potential or actual merger, reorganization, investment, change of control, or sale of all or substantially all of the applicable business or assets of the party to which this Agreement relates, and/or to any Third Party in connection with any divestiture of the Teva ANDA, Neos NDA, or any of the Licensed Patents, so long as such disclosure is made pursuant to a confidentiality agreement that is at least as restrictive with respect to access as the terms of this Agreement; (f) that any Party may disclose such terms to its accountants, auditors, and/or attorneys as required for them to perform their duties, so long as such disclosure is made subject to a confidentiality agreement or professional confidentiality obligation; and (g) that the Parties may each issue a press release disclosing that the Parties have settled the Action, and that Teva has received a license under the Licensed Patents, as defined in the License Agreement, that will permit Teva to commercially launch the Licensed Products on the Launch Date, as those terms are defined in the License Agreement, or earlier in certain circumstances, so long as such press release is approved by the other Parties, which approval shall not be unreasonably delayed, conditioned, or withheld.  The Parties acknowledge and agree that, upon its filing with the Court, the Stipulation And Order will be a matter of public record and shall not be subject to any confidentiality restrictions.  The Parties further agree that, upon the filing of the Stipulation And Order with the Court, the fact that the Parties have settled the Action will be a matter of public record and shall not be subject to any confidentiality restrictions, but that the terms of such settlement shall be maintained in confidence as provided by this Section 7.

8.                                      Term and Termination.  This Agreement shall continue from the Execution Date until the earlier of:  (a) the expiration of the last to expire of the Licensed Patents, as defined by the License Agreement; or (b) the date of a Final Court Decision, as defined by the License Agreement, that all of the claims of all of the Licensed Patents, as defined by the License Agreement, are invalid, not infringed, or unenforceable.  The releases and discharges set forth in Section 5 of this Agreement shall survive the expiration or termination of this Agreement and the confidentiality obligations set forth in Section 7 of this Agreement shall survive for a

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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period of fifteen (15) years from the Execution Date, notwithstanding any earlier expiration or termination of this Settlement Agreement.  The License Agreement shall remain in full force and effect pursuant to its own terms notwithstanding the expiration or termination of this Agreement.

9.                                      No Assignment.  This Agreement may not be assigned or transferred to a Third Party, as defined in the License Agreement, without the express prior written consent of the other Parties hereto, which shall not be unreasonably withheld, conditioned, or delayed, except to a successor to all or substantially all of the business of the assigning or transferring Party to which this Agreement pertains (whether by sale of stock or assets, merger, consolidation, reorganization, divestiture, change in control, or otherwise) in which case the Party shall assign this Agreement to such successor.  The covenants, rights, and obligations of a Party under this Agreement shall inure to the benefit of and be binding upon any successor or permitted assignee of the Party.  Any purported assignment in violation of this Section 9 of the Agreement shall be null and void ab initio and of no force or effect.

10.                               Notice.  Any notice required or permitted to be given or sent under this Agreement shall be hand delivered or sent by express delivery service to the Parties at the addresses indicated below.

If to Neos, to:	Mr. Richard Eisenstadt
Chief Financial Officer
Neos Therapeutics, Inc.
2940 North Highway 360
Suite 400
Grand Prairie, Texas 75050

with a copy to:	Peter J. Armenio, P.C.
Quinn Emanuel Urquhart & Sullivan, LLP
51 Madison Avenue
New York, New York 10010

If to Teva, to:	Colman B. Ragan, Esq.
Vice President & General Counsel
North America Intellectual Property Litigation
Teva Pharmaceuticals USA, Inc.
400 Interpace Parkway
Parsippany, NJ 07054

with a copy to:	Michael Nutter, Esq.
Winston & Strawn LLP
35 W. Wacker Drive
Chicago, IL 60601

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Any such notice shall be deemed to have been received on the date actually received.  Either Party may change its notice information above by giving the other Parties written notice, delivered in accordance with this Section.

11.                               Entire Agreement.  This Agreement, as defined herein to include Exhibits A, B, and C, constitutes the complete and final agreement between the Parties with respect to the subject matter hereof and supersedes and terminates any prior or contemporaneous agreements and/or understandings between the Parties, whether oral or in writing, relating to such subject matter.  There are no covenants, promises, agreements, warranties, representations, conditions, or understandings, either oral or written, between the Parties relating to such subject matter other than as are set forth in this Agreement.  No alteration, amendment, change, waiver, or addition to this Agreement shall be binding upon any of the Parties unless reduced to writing and signed by an authorized officer of each Party.  Each Party in deciding to execute this Agreement has retained counsel and has not relied on any understanding, agreement, representation, or promise by any Party that is not explicitly set forth herein.

12.                               Governing Law.  This Agreement shall be governed, interpreted, and construed in accordance with the laws of the State of Delaware, without giving effect to choice of law principles.  The Parties irrevocably agree that the federal district court in the State of Delaware shall have exclusive jurisdiction to deal with any disputes arising out of or in connection with this Agreement and that, accordingly, any proceeding arising out of or in connection with this Agreement shall be brought in the United States District Court for the District of Delaware.  Notwithstanding the foregoing, if there is any dispute for which the federal district court in the State of Delaware does not have subject matter jurisdiction, the state courts in Delaware shall have jurisdiction.  In connection with any dispute arising out of or in connection with this Agreement, each Party hereby expressly consents and submits to the personal jurisdiction of the federal and state courts in the State of Delaware.

13.                               Severability.  Subject to the provisions and the mechanisms of Section 4 above, if any provision of this Agreement is declared illegal, invalid, or unenforceable by a court having competent jurisdiction, it is mutually agreed that this Agreement shall endure except for the part declared invalid or unenforceable by order of such court; provided, however, that in the event that the terms and conditions of this Agreement are materially altered, the Parties will, in good faith, renegotiate the terms and conditions of this Agreement to reasonably replace such invalid or unenforceable provisions in light of the intent of this Agreement.

14.                               Waiver.  Any delay or failure in enforcing a Party’s rights under this Agreement, or any acquiescence as to a particular default or other matter, shall not constitute a waiver of such Party’s rights to the enforcement of such rights, nor operate to bar the exercise or enforcement thereof at any time or times thereafter, except as to an express written and signed waiver as to a particular matter for a particular period of time.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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15.                               Counterparts.  This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, bears the signatures of all of the Parties.  This Agreement may be executed in any number of counterparts (including facsimile or e-mail counterparts), each of which shall be an original as against a Party whose signature appears thereon, but all of which taken together shall constitute one and the same instrument.

16.                               Representations and Warranties.  Each Party hereby represents and warrants that:  (a) it has approved the execution of this Agreement and has authorized and directed the signatory officer below to execute and deliver this Agreement; (b) it has the full right and power to enter into this Agreement, and there are no other persons or entities whose consent or joinder in this Agreement is necessary to make fully effective those provisions of this Agreement that obligate, burden, or bind it; (c) when executed by it, this Agreement shall constitute a valid and binding obligation of the Party, enforceable in accordance with its terms; and (d) it has not transferred, assigned, or pledged to any third party, whether or not Affiliated, the right to bring, pursue, or settle any of the claims, defenses, or counterclaims in the Action.

17.                               Construction.  This Agreement has been jointly negotiated and drafted by the Parties through their respective counsel and no provision shall be construed or interpreted for or against any of the Parties on the basis that such provision, or any other provision, or the Agreement as a whole, was purportedly drafted by a particular Party.  Unless specified otherwise, all references to periods of days for taking certain actions in this Agreement shall be construed to refer to business days.  All references to an Affiliate or Affiliates in this Agreement shall have the meaning provided by Section 1.4 of the License Agreement.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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IN WITNESS WHEREOF, and intending to be legally bound, this Agreement has been executed by the duly authorized representatives of the Parties.

NEOS THERAPEUTICS, INC.		NEOS THERAPEUTICS, LP

By:	/s/ Richard Eisenstadt	By:	/s/ Richard Eisenstadt
Name:	Richard Eisenstadt	Name:	Richard Eisenstadt
Title:	Chief Financial Officer	Title:	Chief Financial Officer

TEVA PHARMACEUTICALS USA, INC.		TEVA PHARMACEUTICALS USA, INC.

By:	/s/ Hafrun Fridriksdottir	By:	/s/ Colman Ragan
Name:	Hafrun Fridriksdottir	Name:	Colman Ragan
Title:	EVP Global R&D	Title:	VP & GC North America
IP Litigation

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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EXHIBIT A

Stipulation And Order

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF DELAWARE

NEOS THERAPEUTICS, INC.	)
and NEOS THERAPEUTICS, LP,	) Civil Action No. 17-1793-CFC
Plaintiffs,	)
)
v.	)
)
TEVA PHARMACEUTICALS USA, INC.,	)
)
Defendant.	)

STIPULATION AND ORDER

The Court, upon the consent and request of Plaintiffs Neos Therapeutics, Inc. and Neos Therapeutics, LP (collectively, “Plaintiffs”) and Defendant Teva Pharmaceuticals USA, Inc. (“Teva”), hereby acknowledges the following Stipulation and issues the following Order.

STIPULATION

1.              This Court has subject matter jurisdiction over the above-captioned patent infringement action (the “Action”) and personal jurisdiction over Plaintiffs and Teva for purposes of this Action only.  Venue is proper in this Court as to Plaintiffs and Teva for purposes of this Action only.

2.              In the Action, Plaintiffs have asserted claims against Teva for infringement of U.S. Patent Nos. 8,840,924 (“the ‘924 patent”), 9,072,680 (“the ‘680 patent”); and 9,089,496 (“the ‘496 patent”), in connection with Teva’s submission of Abbreviated New Drug Application (“ANDA”) No. 210924 directed to generic extended-release orally

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

disintegrating tablets containing 8.6 mg, 17.3 mg, or 25.9 mg of methylphenidate to the U.S. Food and Drug Administration (“FDA”).

3.              In response to Plaintiffs’ charges of patent infringement, Teva has denied Plaintiffs’ claims and alleged certain defenses and counterclaims, including that the ‘924 patent, ‘680 patent, and the ‘496 patent are invalid and/or not infringed by the generic extended-release orally disintegrating tablet products that are the subject of ANDA No. 210924.  To date, no decision has been obtained in the Action regarding Plaintiffs’ claims of infringement, the validity of the ‘924 patent, ‘680 patent, and the ‘496 patent, and/or whether any commercial making, using, selling, or offering to sell within the United States, or importing into the United States, of the generic products described by ANDA No. 210924 would infringe those patents.

4.              For purposes of resolving the Action, Teva admits that the submission of ANDA No. 210924 to the FDA for the purpose of obtaining regulatory approval to engage in the commercial manufacture, use, and/or sale of the generic methylphenidate products described therein within the United States before the expiration the ‘924 patent, ‘680 patent, and the ‘496 patent was a technical act of infringement of each of those patents under 35 U.S.C. § 271(e)(2)(A).  This admission is without prejudice to any claim, defense, or counterclaim in any possible future action or proceeding between Teva and Plaintiffs regarding the ‘924 patent, the ‘680 patent, and/or the ‘496 patent and a product other than the generic products described by ANDA No. 210924.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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5.              Both parties agree that all other claims, defenses, and counterclaims set forth in the pleadings in the Action, including the allegations and averments contained therein, should be dismissed, without prejudice.

ORDER

Accordingly, pursuant to the above Stipulation, and upon the consent and request of Plaintiffs and Teva, IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

1.              The filing of ANDA No. 210924 was a technical act of infringement of the ‘924 patent, ‘680 patent, and the ‘496 patent under 35 U.S.C. § 271(e)(2)(A).  No decision in the Action has been obtained by either party regarding the validity of the ‘924 patent, ‘680 patent, and the ‘496 patent and/or whether any commercial making, using, selling, or offering to sell within the United States, or importing into the United States, of the generic products described by ANDA No. 210924 would infringe those patents.

2.              All other claims, defenses, and counterclaims set forth in the pleadings in the Action, including the allegations and averments contained therein, are hereby dismissed, without prejudice.

3.              Teva, its officers, agents, servants, employees, and attorneys, and all other persons in active concert or participation with any of them who receive actual notice of this Order by personal service or otherwise, are hereby enjoined from commercially manufacturing, using, offering to sell, or selling within the United States, or importing into the United States, the generic extended-release orally disintegrating tablet products described by ANDA No. 210924

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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during the life of the ‘924 patent, ‘680 patent, and the ‘496 patent, including any extensions and pediatric exclusivities, absent a license agreement or other authorization by Plaintiffs.

4.              Plaintiffs and Teva each expressly waive any right to appeal or otherwise move for relief from this Stipulation And Order.

5.              Each party is to bear its own attorneys’ fees and costs.

6.              This Court retains jurisdiction over Plaintiffs and Teva for purposes of enforcing this Stipulation And Order.

7.              This Stipulation And Order shall finally resolve the Action.

8.              This Stipulation And Order is without prejudice to any claim, defense, or counterclaim in any possible future action or proceeding between Teva and Plaintiffs regarding the ‘924 patent, ‘680 patent, and the ‘496 patent and a product other than the generic extended-release orally disintegrating tablet products described by ANDA No. 210924.

9.              Nothing herein prohibits or is intended to prohibit:  (a) Teva from maintaining any “Paragraph IV Certification” pursuant to 21 U.S.C. § 355(j)(2)(A)(vii)(IV) or pursuant to 21 C.F.R. § 314.94(a)(12) with respect to ANDA No. 210924; or (b) the U.S. Food and Drug Administration from granting final approval of Teva’s ANDA No. 210924 at any time.

10.       The Clerk of the Court is directed to enter this Stipulation And Order forthwith.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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SO ORDERED:

This        day of                  ,

HONORABLE COLM F. CONNOLLY
UNITED STATES DISTRICT JUDGE

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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EXHIBIT B

License Agreement

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

LICENSE AGREEMENT

This License Agreement (including Exhibit C, the “License Agreement”) is made and entered into this 21st day of December, 2018 (the “Execution Date”), by and between, on the one hand, Neos Therapeutics, Inc. and Neos Therapeutics, LP (collectively, “Neos”), and on the other hand, Teva Pharmaceuticals USA, Inc. (“Teva”) (collectively, the “Parties,” or each separately, a “Party”).

RECITALS

A.            WHEREAS Neos owns certain U.S. patents listed in the FDA publication Approved Drug Products With Therapeutic Equivalence Evaluations in connection with the COTEMPLA XR-ODT™ brand methylphenidate extended-release orally disintegrating tablets sold in the Territory, as hereinafter defined, under the Neos NDA, as hereinafter defined; and

B.            WHEREAS Teva has sought approval from the U.S. Food and Drug Administration (“FDA”) to market generic extended-release orally disintegrating tablets containing 8.6 mg, 17.3 mg, or 25.9 mg of methylphenidate in the Territory under the Teva ANDA, as hereinafter defined; and

C.            WHEREAS Teva has represented that it is a First Filer, as hereinafter defined; and

D.            WHEREAS, pursuant to the settlement agreement to which this License Agreement is Exhibit B (the “Agreement”), executed contemporaneously with this License Agreement, Neos and Teva have agreed to settle the patent infringement litigation described therein related to Teva’s filing of the Teva ANDA with the FDA; and

E.            WHEREAS, as part of such settlement, Neos and Teva agreed to enter into this License Agreement, which, as of the date and upon the terms set forth herein, grants Teva a non-exclusive license and sublicense, as applicable, under the Licensed Patents, as hereinafter defined, to manufacture and/or sell in the Territory the Licensed Products, as hereinafter defined.

NOW THEREFORE, in consideration of the promises and mutual covenants set forth herein, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows.

1.             Definitions

1.1          “‘924 Patent” shall mean U.S. Patent No. 8,840,924, including all corrections, extensions, and pediatric exclusivities, and any continuations, continuations-in-part, divisionals, reissues, or reexaminations thereof, in each case whether granted or allowed before, on, or after the Execution Date.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.2          “‘680 Patent” shall mean U.S. Patent No. 9,072,680, including all corrections, extensions, and pediatric exclusivities, and any continuations, continuations-in-part, divisionals, reissues, or reexaminations thereof, in each case whether granted or allowed before, on, or after the Execution Date.

1.3          “‘496 Patent” shall mean U.S. Patent No. 9,089,496, including all corrections, extensions, and pediatric exclusivities, and any continuations, continuations-in-part, divisionals, reissues, or reexaminations thereof, in each case whether granted or allowed before, on, or after the Execution Date.

1.4          “Affiliate” shall mean any person or legal entity directly or indirectly, through one or more intermediary, controlling, controlled by, or under common control with the Party, where control shall mean:  (a) in the case of a corporate entity, the direct or indirect ownership of more than fifty percent (50%) of the outstanding voting securities of an entity or such other relationship as results in the actual control over the management, assets, business, and affairs of an entity; and (b) in the case of a non-corporate entity, the direct or indirect power to either:  (i) direct the management and policies of the non-corporate entity; or (ii) elect more than fifty percent (50%) of the members of the governing body of such non-corporate entity.  The term “Affiliate” does not include API Affiliate or Wholesaler Affiliate, as defined below.

1.5          “ANDA” shall mean an Abbreviated New Drug Application.

1.6          “API Affiliate” shall mean a subsidiary or Affiliate of a Party whose primary business is the manufacture and sale of active pharmaceutical ingredients (“API”).  An API Affiliate shall not be deemed to be an Affiliate of a Party for purposes of this Agreement.  For clarity, Teva’s API Affiliates as of the Execution Date include, without limitation, Teva API Inc.

1.7          “Authorized Generic” shall mean a generic product:  (a) having the Compound as the sole active ingredient; (b) that is Marketed in the Territory without the Trademark; and (c) that is Marketed under the Neos NDA.

1.8          “Compound” shall mean methylphenidate.

1.9          “Effective Date” shall mean the date that the Stipulation And Order is entered by the Court.

1.10        “FDA” shall mean the U.S. Food and Drug Administration or any successor agency.

1.11        “Final Court Decision” shall mean a decision of a court or the U.S. Patent Trial and Appeal Board from which no appeal has been or can be taken, excluding any petition for a writ of certiorari or other proceedings before the United States Supreme Court.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.12        “First Filer” shall mean any party that filed a substantially complete ANDA seeking FDA approval to Market a Generic Equivalent in the Territory before the expiration of one or more of the Licensed Patents with the FDA on the same day that the first such ANDA was filed with the FDA.

1.13        “Generic Equivalent” shall mean:  (a) a pharmaceutical product that has been approved by or submitted for approval to FDA for Marketing in the Territory pursuant to an ANDA or a paper NDA (an application under 21 U.S.C. § 355(b)(2)) as a generic equivalent to any of the NDA Products; or (b) an Authorized Generic.

1.14        “GMPs” shall mean then current good manufacturing practice regulations promulgated by the FDA.

1.15        “Launch Date” shall mean July 1, 2026, unless accelerated as explicitly provided herein.

1.16        “Licensed Patents” shall mean, collectively, the ‘924 Patent, the ‘680 Patent, and the ‘496 Patent, and any other patents either owned, in-licensed, or acquired, now or in the future, by Neos or any of its Affiliates that would, in the absence of the Teva License granted under this License Agreement, be infringed by the Manufacture, having Manufactured, and/or Marketing by Teva of the Licensed Products in or for the Territory as of the Launch Date, including any corrections, extensions, pediatric exclusivities, continuations, continuations-in-part, divisionals, reissues, or reexaminations thereof.

1.17        “Licensed Products” shall mean the extended-release orally disintegrating tablets that are the subject of the Teva ANDA, as that term is defined in Section 1.27.

1.18        “Manufacture” shall mean to make, or to have made, a pharmaceutical product in accordance with GMPs and the provisions of an ANDA or NDA covering such product, and “Manufacturing” shall have a corresponding meaning.

1.19        “Market” shall mean to offer, sell, or offer to sell a pharmaceutical product in accordance with all applicable laws and/or to use, import, or export such product for such purposes under all applicable laws, and “Marketing” shall have a corresponding meaning.

1.20        “NDA Products” shall mean the extended-release orally disintegrating tablets containing 8.6 mg, 17.3 mg, or 25.9 mg of methylphenidate Marketed under the Trademark in the Territory that contain the Compound as the sole active ingredient and that are approved for Marketing in the Territory pursuant to the Neos NDA, as defined below.

1.21        “Neos NDA” shall mean New Drug Application No. 205489.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.22        “Officially Discontinue” shall mean any of:  (a) delisting the products described in Neos NDA with the FDA; (b) delisting the Licensed Patents from the Orange Book unless Neos reasonably determines in good faith that such delisting is required under applicable law; (c) seeking action with the FDA to withdraw COTEMPLA XR-ODT™ from the market, unless required, requested or recommended by the FDA or another governmental authority to do so; or (d) deleting, removing, or canceling any National Drug Code(s) for COTEMPLA XR-ODT™from the applicable National Drug File.

1.23        “Permitted Modification” shall mean any supplement of, modification to, or replacement of, ANDA No. 210924 that does not change the active ingredient, dosage form, reference listed drug (unless the reference listed drug is first changed for NDA No. 205489), or AB rating of any generic product defined by said ANDA.  For the avoidance of doubt, a modification or replacement of ANDA No. 210924 to change the active ingredient or add a second active ingredient is not a Permitted Modification.  For the avoidance of doubt, a modification or replacement of ANDA No. 210924 to change the dosage form to an oral liquid dosage form is not a Permitted Modification.

1.24        “Stipulation And Order” shall mean the document attached to the Settlement Agreement as Exhibit A.

1.25        “Term” shall mean the period of time from the Execution Date of this License Agreement until the date on which this License Agreement expires or terminates as provided in Section 12 of this License Agreement.

1.26        “Territory” shall mean the United States of America, including its territories, possessions, and the Commonwealth of Puerto Rico.

1.27        “Teva ANDA” shall mean Teva’s ANDA No. 210924 as supplemented and amended as of the Execution Date of this License Agreement and including any Permitted Modification after the Execution Date of this License Agreement.

1.28        “Teva License” shall have the meaning assigned to such term in Section 2.1 of this License Agreement.

1.29        “Third Party” shall mean any person or entity other than the Parties and their Affiliates.

1.30        “Trademark” shall mean the trademark COTEMPLA XR-ODT™.

1.31        “Wholesaler Affiliate” shall mean a subsidiary or Affiliate of a Party whose primary business is wholesale distribution of pharmaceutical products.  A Wholesaler Affiliate shall not be deemed to be an Affiliate of a Party.  For clarity, Teva’s Wholesaler Affiliates as of the Execution Date include, without limitation, Anda, Inc.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.             Teva License/Waiver of Exclusivities

2.1          Licensed Products.  Effective on and after the Launch Date, Neos grants to Teva and its Affiliates (and to the extent necessary, its suppliers, distributors, and customers, as the case may be):

(a)           a non-exclusive, fully paid up, royalty-free license and sublicense, as applicable, under the Licensed Patents to Manufacture, have Manufactured, and Market the Licensed Products in or for the Territory; and

(b)           a waiver of any regulatory, statutory, or other exclusivities necessary to effectuate the license and sublicense provided in Section 2.1(a) with respect to the Licensed Products.

In addition, during the period of one hundred eighty (180) consecutive calendar days prior to the Launch Date, Neos grants to Teva a non-exclusive license and sublicense, as applicable, to Manufacture or have Manufactured Licensed Products in or for the Territory solely to the extent reasonably necessary to enable Teva to launch such Licensed Products in the Territory on or after the Launch Date.  Teva may Manufacture Licensed Products earlier to the extent necessary and related to FDA approval.  The licenses and sublicenses granted under this Section 2.1 are referred to herein as the “Teva License.”  Teva shall not have any right to sublicense, transfer, or assign any of its rights under the Teva License, except to the extent expressly permitted under Section 13.2 of this License Agreement.

2.2          Pre-Booking Activities.  Notwithstanding anything to the contrary contained in this License Agreement, prior to the Launch Date, Teva may engage in the following pre-booking activities:

(a)           Discussions with potential customers to make them aware of the upcoming availability of the Licensed Products from Teva as of the Launch Date, starting not earlier than [***] consecutive calendar days prior to the Launch Date;

(b)           Importation of the Licensed Products into the Territory starting not earlier than [***] consecutive calendar days prior to the Launch Date.

(c)           Offering the Licensed Products for sale and entering into non-binding contracts starting not earlier than [***] consecutive calendar days prior to the Launch Date.

For avoidance of doubt, the performance by Teva of any of the activities expressly provided for in this Section 2.2 during the times expressly provided for in this Section 2.2 shall not be construed as Marketing of the Licensed Products prior to the Launch Date for purposes of Section 12.2(a) of this License Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.3          Regulatory Delay.  No provision of this License Agreement shall be affected by any delay in the approval of the Teva ANDA by the FDA, or the failure of Teva to obtain FDA approval of the Teva ANDA, except to the extent that such provision is affected by the delay of the Launch Date.

2.4          No Interference; No Discontinuation.  Subject to Teva’s compliance with the terms of this License Agreement and the Settlement Agreement — and except for good faith reasons of safety and/or efficacy based on legitimate, objective evidence or pursuant to an FDA request or court order — Neos and/or its Affiliates shall not, directly or indirectly, seek to interfere with Teva’s efforts to:  (a) obtain FDA approval of the Licensed Products; or (b) Market the Licensed Products as of the date and under the terms provided by this License Agreement.  Subject to Teva’s compliance, neither shall Neos nor any of its Affiliates Officially Discontinue the products described in the Neos NDA prior to the expiration of the Licensed Patents, unless required, requested, or recommended to do so by the FDA or other governmental authority or applicable law.

2.5          Confirmation of Regulatory Waiver.  During the Term, within ten (10) business days of receiving a written request from Teva delivered in accordance with Section 13 of this License Agreement, Neos shall submit to the FDA, and/or shall cause its Affiliates to submit to the FDA, appropriate and reasonable documentation (in a form acceptable to FDA and all subject to review by Teva prior to submission) evidencing the licenses, covenants not to sue and waivers set forth in this agreement, including but not limited to a letter in the form provided in Exhibit C to the Settlement Agreement.  If requested in writing by Teva or the FDA, Neos shall further authenticate any true and correct copy of the Settlement Documents provided to the FDA by Teva.  Should the FDA request additional confirmation or documentation of the licenses, covenants not to sue and waivers set forth in this agreement, the Parties agree to use commercially reasonable efforts to reach agreement with respect to providing any such requested additional confirmation or documentation.

2.6          No Consent For FDA Approval.  Nothing in this License Agreement or any of the other Settlement Documents shall be interpreted as Neos or its Affiliates consenting to the accuracy or sufficiency of any scientific, medical, bioequivalence, regulatory, or other information contained in the Teva ANDA and/or consenting to the FDA approving the Teva ANDA on the basis of any such information.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.             No Unauthorized Manufacturing or Marketing.  Except to the extent expressly permitted by Section 2.1, Section 2.2, Section 5, or Section 6 of this License Agreement, unless this License Agreement is earlier terminated in accordance with the terms thereof, neither Teva, nor any of its Affiliates, nor any of its API Affiliates, nor any of its Wholesaler Affiliates shall under any circumstances commercially Manufacture or Market any Licensed Product in the Territory prior to the expiration of all of the Licensed Patents, including any extensions and pediatric exclusivities.

4.             Neos’s Retained Rights

4.1          Retained Rights.  Except for the non-exclusive licenses and sublicenses granted to Teva under Section 2.1 of this License Agreement, and the additional rights granted under Section 2.2 of this License Agreement, nothing herein shall be construed as granting or conveying to Teva any licenses, sublicenses, or other rights under the Licensed Patents or any other of Neos’s intellectual property, all such rights being retained by Neos.

4.2          Third Party Licenses.  Teva hereby acknowledges that Neos’s retained rights include, without limitation, the right to grant licenses and/or sublicenses, as applicable, to any Third Party under any of the Licensed Patents to, among other things, Manufacture and/or Market in the Territory any Generic Equivalent.

4.3          Authorized Generics.  Teva hereby acknowledges that Neos’s retained rights include, without limitation, the right to grant licenses and/or sublicenses, as applicable, to any Third Party under any of the Licensed Patents to, among other things, Manufacture and/or Market in the Territory an Authorized Generic.  Teva further acknowledges that Neos’s retained rights include, without limitation, the right to Manufacture and/or Market in the Territory an Authorized Generic.

5.             Potential Acceleration Of The Launch Date

5.1          Effect Of Certain Agreements Or An Authorized Generic

(a)           [***]

(b)           [***]

5.2          Effect Of A Final Court Decision.  If there is a Final Court Decision regarding a Generic Equivalent holding all then asserted, adjudicated, and unexpired claims of the Licensed Patents invalid, canceled, unenforceable, and/or not infringed by a Generic Equivalent, then the Launch Date shall automatically be amended to the date of such Final Court Decision provided such Final Court Decision precedes the existing Launch Date.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.3          Effect Of A Market Erosion.  In the event that there is a Market Erosion, as defined in Section 5.3(a) of this License Agreement, and there is no extenuating Force Majeure Event, as defined in Section 5.3(b) of this License Agreement, then the Launch Date in this License Agreement shall automatically be amended as defined in Section 5.3(c) of this License Agreement.

(a)           [***]

(b)           If any Market Erosion defined by Section 5.3(a) of this License Agreement occurs as the result of a Force Majeure Event, and Neos timely provides notice and documentation of such Force Majeure Event to Teva, then it will be deemed as if no such Market Erosion has occurred.  For purposes of this Section 5.3(b), a “Force Majeure Event” shall be defined as any of the following:  fire, explosion, earthquake, flood, other natural disasters, or other acts of God; new acts, regulations, or Laws of any Governmental Entity; war (whether or not declared), acts of terrorism, or failure of public utilities; or insolvency of any Third-Party manufacturer of the Compound or any of the NDA Products.  In the event of a Force Majeure Event, Neos shall timely notify Teva and take reasonable steps to mitigate or otherwise remedy the impact of such event.

(c)           [***]

5.4          Effect Of Multiple Accelerations.  In the event that more than one of the automatic amendments of the Launch Date provided for by Sections 5.1, 5.2 and/or 5.3 occurs during the Term, the Launch Date shall be the earliest such amended date.

6.             Effect Of A Launch At Risk

6.1          [***]

(a)           [***]

(b)           [***]

[***]

6.2          [***]

6.3          In response to any At Risk Launch, including during any Teva At Risk Period, Neos shall be entitled to authorize any Third Party to Market an Authorized Generic in the Territory, and/or Market an Authorized Generic in the Territory itself or through an Affiliate, all without any notice or compensation to Teva.  Section 5.1(b) of this License Agreement shall not be triggered by any such action unless the Authorized Generic in question is still being

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

shipped within or into the Territory by Neos or its authorized Third Party more than ten (10) days after the expiration of the Teva At Risk Period.

6.4          [***]

7.             Quality Assurance.  Teva represents and warrants to Neos that all Licensed Products Marketed by Teva will be commercially Manufactured, stored, shipped, handled, and Marketed by it and its designees in accordance with then-current GMPs and all applicable laws, rules, and regulations.

8.             Confidentiality.  The terms of this License Agreement shall be maintained in strict confidence by the Parties except:  (a) as provided by Section 4 of the Settlement Agreement; (b) that Neos may disclose such terms as may be necessary or useful in connection with any litigation or other proceeding relating to any of the Licensed Patents, so long as Neos notifies Teva 14 days prior to such disclosure and such disclosure is made pursuant to either:  (1) the highest level of confidentiality under a protective order; or (2) a confidentiality agreement that restricts access to outside counsel only; (c) that any Party may disclose such terms if and as required by law, including, without limitation, SEC reporting requirements, disclosure requirements to a Party’s bondholders, noteholders, or debtholders, or the disclosure requirements of any stock exchange that a Party is subject to; (d) that Teva may disclose such terms to the FDA or to its manufacturers, suppliers and distributors as may be necessary or useful in obtaining and maintaining final approval of the Teva ANDA and launching the generic products that are the subject of the Teva ANDA when and as permitted by the License Agreement, so long as Teva requests that the FDA and such manufacturers, suppliers and distributors, as applicable, maintain such terms in confidence; (e) that any party may disclose the terms of this Agreement to its Affiliates and/or any Third Party in connection with a potential or actual merger, reorganization, investment, change of control, or sale of all or substantially all of the applicable business or assets of the party to which this Agreement relates, and/or to any Third Party in connection with any divestiture of the Teva ANDA, Neos NDA, or any of the Licensed Patents, so long as such disclosure is made pursuant to a confidentiality agreement that is at least as restrictive with respect to access as the terms of this Agreement; (f) that any Party may disclose such terms to its accountants, auditors, and/or attorneys as required for them to perform their duties, so long as such disclosure is made subject to a confidentiality agreement or professional confidentiality obligation; and (g) that the Parties may each issue a press release disclosing that the Parties have settled the Action, and that Teva has received a license under the Licensed Patents that will permit Teva to commercially launch the Licensed Products on the Launch Date, or earlier in certain circumstances, so long as such press release is approved by the other Parties, which approval shall not be unreasonably delayed, conditioned, or withheld.  The Parties acknowledge and agree that, upon its filing with the Court, the Stipulation And Order will be a matter of public record and shall not be subject to any confidentiality restrictions.  The Parties further agree that, upon the filing of the Stipulation And Order with the Court, the fact that the Parties have settled the Action will be a matter of public record and shall not be subject

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

to any confidentiality restrictions, but that the terms of such settlement shall be maintained in confidence as provided by this Section 8.

9.             Representations

9.1          Teva represents that, to the best of its knowledge and belief, Teva is a First Filer, as defined by Section 1.12 of this License Agreement.

9.2          Neos represents that, as of the Execution Date, Neos has not entered into any agreement with any Third Party granting such party a license to Market a Generic Equivalent in the Territory.

9.3          Each Party represents and warrants to the other Parties that the execution and delivery by such Party of this License Agreement and the performance of its obligations under this License Agreement and the Settlement Agreement have been duly authorized by all necessary corporate action and do not conflict with the terms of any other contract, agreement, arrangement, or understanding to which such Party is a party.

9.4          Neos represents and warrants that it has the right to license and/or sublicense, as applicable, the Licensed Patents to Teva under the terms and conditions set forth in the Agreement and this License Agreement.

9.5          Neos represents and warrants that the terms of the License Agreement being offered to Teva are and will be equivalent to or better than the terms being offered by Neos or its Affiliates to any Third Party with respect to any license(s) or other permissions(s) to Generic Equivalent(s) (“Third Party Agreement”) with respect to Sections 2.1, 2.2, 5, and 6 of this License Agreement (License, Pre-Booking Activities, Accelerators, and At Risk Launch).  If Neos and/or its Affiliates enters into a Third Party Agreement providing such Third Party with more favorable terms with respect to Sections 2.1, 2.2, 5, and/or 6, of this License Agreement, then the applicable terms in this License Agreement will be automatically amended to provide such more favorable terms to Teva.  Neos shall notify Teva of any more favorable terms within five (5) business days.

9.6          Each Party represents and warrants to the other Parties that the explicit terms of the Agreement and this License Agreement reflect the sole consideration being exchanged between or among any of the Parties in connection with settling the Action and resolving their dispute regarding the Teva ANDA and that no other form of compensation or other accommodation has been made between or among any of the Parties.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.          Covenants; Patent Challenges and Listings; Limitations on Representations

10.1        Covenants; Patent Listings and Paragraph IV Certifications.

(a)           [***]

(b)           During the Term, and provided that Teva and its Affiliates comply with the terms of this License Agreement and the Settlement Agreement, Neos and its Affiliates covenant not to sue Teva or its Affiliates, or any of their predecessors, successors, parents, subsidiaries, shareholders, assigns, licensees, sublicensees, agents, administrators, attorneys, directors, officers, employees, representatives, manufacturers, importers, suppliers, distributors, customers, and insurers, or support or encourage any Third Party to sue, for infringement of any United States or foreign patents owned, exclusively licensed or otherwise controlled, wholly or in part, now or in the future, by Neos and/or any of its Affiliates in connection with the making, using, selling, or offering for sale of the Licensed Products in the Territory and/or the making or having made the Licensed Products outside of the Territory solely for importation into the Territory for subsequent use, sale, or offer for sale in the Territory.  Neos and its Affiliates shall impose this covenant not to sue on any Third Party to which Neos or any of its Affiliates may after the Execution Date assign, license or otherwise transfer or grant any patent rights subject to this covenant not to sue.

(c)           For all patents listed in the FDA publication Approved Drug Products With Therapeutic Equivalent Evaluations now or in the future for COTEMPLA XR-ODT™ and/or the Neos NDA, the foregoing covenant not to sue shall hereby be treated as a non-exclusive license to such patents in connection with the Teva ANDA solely for the purpose of allowing Teva and/or its Affiliates to file and maintain with the FDA a certification pursuant to 21 U.S.C. § 355(j)(2)(A)(vii)(IV) (as amended or replaced) with respect thereto.  In connection with the Teva ANDA, Teva shall have the right to maintain its existing certifications and/or re-certify under 21 U.S.C. § 355(j)(2)(A)(vii)(IV) (as amended or replaced) against any Licensed Patents listed in the FDA publication Approved Drug Products With Therapeutic Equivalent Evaluations in connection with COTEMPLA XR-ODT™ as of the Execution Date.  In connection with the Teva ANDA, Teva also shall have the right to file a new certification under 21 U.S.C. § 355(j)(2)(A)(vii)(IV) (as amended or replaced) against any Licensed Patents listed in the FDA publication Approved Drug Products With Therapeutic Equivalent Evaluations in connection with COTEMPLA XR-ODT™ after the Execution Date.

10.2        Limitation on Representations and Warranties.  NEITHER PARTY SHALL BE DEEMED TO MAKE ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS OR IMPLIED, EXCEPT AS SPECIFICALLY SET FORTH HEREIN.  ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED BY EACH PARTY.  IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY TO THE OTHER FOR INDIRECT, PUNITIVE, CONSEQUENTIAL, OR OTHER REMOTE MEASURES OF DAMAGES IN CONNECTION WITH ANY LICENSED PRODUCTS SOLD OR

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DISTRIBUTED BY SUCH PARTY OR OTHERWISE ARISING IN RESPECT OF THIS LICENSE AGREEMENT.

10.3        Certain Rights Unaffected.  The Parties acknowledge that nothing set forth in this License Agreement, including, without limitation, the provisions of Section 10.2 above, shall be deemed to limit or otherwise affect the availability of any rights or remedies arising at law or equity to which Neos may be entitled as a result of the sale or distribution in the Territory by Teva or any Affiliate of the Licensed Products or any Generic Equivalent prior to the Launch Date set forth in this License Agreement.

11.          Trademarks and Trade Names

11.1        Teva shall have no right to use the Trademark or any of Neos’s or its Affiliates’ corporate names, brands, or logos and shall have no rights to or under any intellectual property or regulatory exclusivities or approvals held by Neos or its Affiliates (including patents or other intellectual property relating to the consistency, formulation, or manufacturing processes for the NDA Product) other than to the extent of the Teva License.

12.          Term and Termination

12.1        Expiration.  Unless earlier terminated in accordance with the terms hereof, the term of this License Agreement (the “Term”) shall extend from the Effective Date until the earlier of:  (a) the expiration of the last to expire of the Licensed Patents; or (b) the date of a Final Court Decision that all of the Licensed Patents are invalid or unenforceable.  For the avoidance of doubt, the Licensed Patents include all extensions and pediatric exclusivities, in each case whether granted or allowed before, on, or after the Execution Date, and the Term shall run until the last to expire of such extensions and pediatric exclusivities, whenever granted.

12.2        Breach.  Each Party may terminate this License Agreement and its obligations hereunder in the event of a material breach by the other Party that remains uncured for thirty (30) calendar days after the other Party specifies in reasonable detail in writing the nature of the breach and demands its cure.

(a)           The Parties acknowledge and agree that any Marketing by Teva and/or any of its Affiliates, API Affiliates, or Wholesaler Affiliates of any of the Licensed Products in the Territory prior to the Launch Date (as such Launch Date may be accelerated pursuant to the explicit terms of Section 5 above, and with the exception of Pre-Booking Activities described in Section 2.2) and outside of any Teva At Risk Period specifically provided for by Section 6 above shall constitute such a significant breach of this License Agreement that Neos may terminate this License Agreement immediately without any notice or opportunity to cure.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12.3        Expiration or termination of this License Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination.  Any expiration or early termination of this License Agreement shall be without prejudice to the rights of any Party against any other Party accrued or accruing under this License Agreement prior to termination.

13.  Miscellaneous

13.1        Notice.  Any notice required or permitted to be given or sent under this License Agreement shall be hand delivered or sent by express delivery service to the Parties at the addresses indicated below.

If to Neos, to:	Mr. Richard Eisenstadt
Chief Financial Officer
Neos Therapeutics, Inc.
2940 North Highway 360
Suite 400
Grand Prairie, Texas 75050

with a copy to:	Peter J. Armenio, P.C.
Quinn Emanuel Urquhart & Sullivan, LLP
51 Madison Avenue
New York, New York 10010

If to Teva, to:	Colman B. Ragan, Esq.
Vice President & General Counsel
North America Intellectual Property Litigation
Teva Pharmaceuticals USA, Inc.
400 Interpace Parkway
Parsippany, NJ 07054

with a copy to:	Michael Nutter, Esq.
Winston & Strawn LLP
35 W. Wacker Drive
Chicago, IL 60601

Any such notice shall be deemed to have been received on the date actually received.  Either Party may change its notice information above by giving the other Parties written notice, delivered in accordance with this Section.

13.2        Assignment.  This License Agreement shall not be assignable in whole or in part by any Party to any Third Party without the prior written consent of the other Parties,

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which shall not be unreasonably withheld, delayed, or conditioned.  Notwithstanding the foregoing, any Party may assign its rights and obligations under the Settlement Agreement and/or this License Agreement to any of its Affiliates.  Further, Teva may assign this License Agreement to any successor to all or substantially all of the business of Teva, whether through a merger, reorganization, consolidation, change of control, sale of stock, sale of all or substantially all of the applicable business or assets of Teva to which this Agreement relates, so long as such successor agrees in writing for the benefit of Neos and its Affiliates to assume all of the obligations of Teva hereunder.  In addition, Neos may assign this License Agreement to any Third Party successor or assign of any of the Licensed Patents or the COTEMPLA XR-ODT™ business generally, so long as such successor agrees in writing for the benefit of Teva and its Affiliates to assume all of the obligations of a Plaintiff hereunder.  This License Agreement shall be binding upon, and inure to the benefit of, the permitted successors and assigns of each Party.  Any purported assignment of a Party’s rights or obligations under the Settlement Agreement and/or this License Agreement in violation of the foregoing shall be null and void ab initio and of no force or effect.

13.3        Amendment.  This License Agreement may not be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the Party against which enforcement of such change, waiver, discharge or termination is sought.

13.4        Superiority of Agreements.  The Parties agree that the provisions of this License Agreement, together with the Agreement and any permitted amendments to either such agreement, supersede and shall prevail over any statements, understandings, promises, or provisions contained in any prior discussions, arrangements, or communications between the Parties or in any documents passing between the Parties.  Notwithstanding anything herein to the contrary, the Agreement and this License Agreement shall be construed together in a consistent manner as reflecting a single intent and purpose.

13.5        Governing Law.  This License Agreement shall be governed, interpreted, and construed in accordance with the laws of the State of Delaware, without giving effect to choice of law principles.  The Parties expressly exclude application of the United Nations Convention for the International Sale of Goods.  The Parties irrevocably agree that the federal district court in the State of Delaware shall have exclusive jurisdiction to deal with any disputes arising out of or in connection with this License Agreement and that, accordingly, any such proceeding arising out of or in connection with this License Agreement shall be brought in the United States District Court for the District of Delaware.  Notwithstanding the foregoing, if there is any dispute for which the federal district court in the State of Delaware does not have subject matter jurisdiction, the state courts in Delaware shall have jurisdiction.  In connection with any dispute arising out of or in connection with this License Agreement, each Party hereby expressly consents and submits to the personal jurisdiction of the federal and state courts located in the State of Delaware.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

13.6        Counterparts.  This License Agreement may be executed simultaneously in several counterparts, including facsimile and/or e-mail counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.7        Captions.  The captions of this License Agreement are solely for convenience of reference and shall not affect its interpretation.

13.8        Negation of Agency.  Nothing contained herein shall be deemed to create any relationship, whether in the nature of agency, joint venture, partnership, or otherwise, between Teva and Neos.  No Party shall be authorized to bind or obligate any other Party in any manner.  Nothing in this License Agreement, the Settlement Agreement, or any of the Settlement Documents shall be interpreted as Neos or its Affiliates consenting to the accuracy or sufficiency of any scientific, medical, bioequivalence, regulatory, or other information contained in the Teva ANDA and/or consenting to the FDA approving the Teva ANDA on the basis of any such information.  Nothing in this License Agreement, the Settlement Agreement, or any of the Settlement Documents shall be interpreted as Teva or its Affiliates consenting to the accuracy or sufficiency of any scientific, medical, bioequivalence, regulatory, or other information contained in NDA 205489 and/or consenting to the FDA approving NDA 205489 on the basis of any such information.

* * * * *

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have executed this License Agreement as of the date and year first above written.

NEOS THERAPEUTICS, INC.		NEOS THERAPEUTICS, LP

By:	/s/ Richard Eisenstadt	By:	/s/ Richard Eisenstadt
Name:	Richard Eisenstadt	Name:	Richard Eisenstadt
Title:	Chief Financial Officer	Title:	Chief Financial Officer

TEVA PHARMACEUTICALS USA, INC.		TEVA PHARMACEUTICALS USA, INC.

By:	/s/ Hafrun Fridriksdottir	By:	/s/ Colman Ragan
Name:	Hafrun Fridriksdottir	Name:	Colman Ragan
Title:	EVP Global R&D	Title:	VP & GC North America
IP Litigation

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

Confirmatory Letter To FDA

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Dear [FDA],

Pursuant to 21 C.F.R. § 314.94(a)(12)(v), Neos Therapeutics, Inc. and Neos Therapeutics, LP (collectively, “Neos”) hereby state that:

1.             Neos is the owner of New Drug Application No. 205489 and U.S. Patent Nos. 8,840,924; 9,072,680; and 9,089,496; and

2.             Neos and Teva Pharmaceutical USA, Inc. (“Teva”) have reached a settlement of the following litigation pending in the U.S. District Court for the District of Delaware concerning ANDA No. 210924:  Neos Therapeutics, Inc. et al. v. Teva Pharmaceuticals USA, Inc., Civil Action No. 17-1793-CFC (D. Del.); and

3.             Under the confidential terms of the settlement agreed to by Neos and Teva, and using the exact language of 21 C.F.R. § 314.94(a)(12)(v), Neos “has a licensing agreement” with Teva that permits Teva to sell the generic product defined by ANDA No. 210924 as of July 1, 2026 under license from Neos.  Given this licensing agreement, and under the terms and conditions set forth therein, Neos “consents to approval of ANDA No. 210924” as soon as it is otherwise eligible for FDA approval.  Given the licensing agreement referenced above, there are no patent disputes preventing effective approval of ANDA No. 210924 as soon as it is otherwise eligible for FDA approval.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.